Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kristina Johnston, Chief Financial Officer of Vintage Wine Estates, Inc., (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, that:

(1)
the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024 containing the financial statements of the Company (the “Periodic Report”), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2024	/s/ Kristina Johnston
Kristina Johnston
Chief Financial Officer